UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdictionof incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	MERC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 15, 2022, various German subsidiaries (the “Loan Parties”) of Mercer International Inc. (the “Company”) entered into a new €300 million joint revolving credit facility (the “New Facility”) with a group of bank lenders. The New Facility, which will be used for general corporate purposes, replaces the existing revolving credit facility aggregating €200 million.

The terms of the New Facility include among others:

•	A term of five years.

•	The facility is unsecured and is jointly and severally guaranteed by each of the Loan Parties.

•	The interest payable on loans under the facility will be Euribor plus a stipulated margin.

•

The New Facility is “sustainability linked” whereby if certain sustainability targets are achieved, there is a reduction in the applicable interest rate. The sustainability-linked feature is consistent with Mercer’s long term ESG objectives as validated by the Science Based Targets Initiative.

•

The New Facility contains customary restrictive covenants, which, among other things, govern the ability of the Loan Parties thereunder to incur liens, sell assets, incur indebtedness, make investments, enter into joint ventures, make distributions, change their respective businesses and alter their share capital. The facility also contains customary representations, warranties, information undertakings and events of default.

The New Facility is available to all of the borrowers, subject to maximum borrowing sub-limits for certain of the borrowers.

The description of the New Facility contained herein does not purport to be complete and is qualified in its entirety by reference to the New Facility that will be filed as an exhibit to the Company’s report on Form 10-Q for the quarter ended September 30, 2022.

ITEM 1.02.	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

The information set forth in Item 1.01 above is incorporated by reference into this Item 1.02.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

ITEM 7.01.	REGULATION FD DISCLOSURE

On September 16, 2022, the Company issued a press release announcing the New Facility. The full text of the press release is being furnished as Exhibit 99.1 to this report.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit No.	Description

99.1	Press release dated September 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ Genevieve Stannus
Genevieve Stannus
Vice President, Treasurer

Date: September 20, 2022